AGREEMENT BETWEEN OWNER AND CONTRACTOR

For use when a stipulated price is the basis of payment.

This Agreement made on the **4th** day of **October** in the year **2006**

by and between

DEXTRAN PRODUCTS LIMITED

hereinafter called the "Owner"

and

McDOWELL ELECTRIC INC.

hereinafter called the *"Contractor"*

The Owner and the *Contractor* agree as follows:

ARTICLE A-1 THE WORK

The *Contractor* shall:

1.1 perform the *Work* required by the *Contract Documents* for **Phase 1 Renovations - Electrical Contract #16-001**

located at **Dextran Products Ltd., 421 Comstock Road, Scarborough, Ontario,**

which have been signed by the parties, and for which **Sims Moelich Associates Ltd.**

is acting as and is hereinafter called the *"Consultant"* and

1.2 do and fulfill everything indicated by this Agreement, and

1.3 commence the *Work* by the **16th** day of **October** in the year **2006**

and, subject to adjustment in *Contract Time* as provided for in the *Contract Documents, attain Substantial Performance of the Work,* by the **31st** day of **January** in the year **2007**.

ARTICLE A-2 AGREEMENTS AND AMENDMENTS

2.1 The *Contract* supersedes all prior negotiations, representations, or agreements, either written or oral, relating in any manner to the Work, including the bidding documents that are not expressly listed in Article A-3 of the Agreement - CONTRACT DOCUMENTS.

2.2 The *Contract* may be amended only as provided in the *Contract Documents.*

ARTICLE A-3 CONTRACT DOCUMENTS

3.1 The following are the *Contract Documents* referred to in Article A-1 of the Agreement - THE WORK:

.1 Agreement Between Owner *and Contractor*
.2 Definitions and General Conditions of the Stipulated Price Contract
.3 Sims Moelich Associates Ltd. letter dated October 4, 2006 confirming intent of the Phase 1 Renovations - Electrical Contract #16-001
.4 Tender Addendum Number 1 dated September 13, 2006
.5 Tender Submission dated September 19, 2006 submitted by McDowell Electric Inc., for the Phase 1 Renovations – Electrical Contract #16-001
.6 Fax from McDowell Electric, received by SMA on September 29/06, quoting revised tender price of $215,000 CDN plus GST
.7 E-mail to McDowell Electric (Dave Graham), dated October 2/06, Subject: DPL – Electrical Contract Quotation, requesting clarification/revision of terms outlined in revised quotation
.8 E-mail from McDowell Electric (Dave Graham), dated October 2/06, responding to request for clarification/revision of terms outlined in revised quotation
.9 Specifications specific to the Phase 1 Renovations – Electrical Contract #16-001.

No.	Revision	Date	Description	# Pages
00100	0	23-Aug-06	Instructions to Tenderers	11
00101	0	23-Aug-06	Site Location	1
00200	0	23-Aug-06	Project Schedule	1
00300	0	23-Aug-06	Tender Form	13
00500	0	23-Aug-06	Supplementary General Conditions	4
00850	0	23-Aug-06	Drawing Index	2
01010	0	23-Aug-06	Summary of Work	3
01030	0	23-Aug-06	General Instructions	5
01040	0	23-Aug-06	Coordination	2
01050	0	23-Aug-06	Field Engineering	1
01060	0	23-Aug-06	Regulatory Requirements and Permits	2
01100	0	23-Aug-06	Substitutions	2
01200	0	23-Aug-06	Project Meetings	1
01301	0	23-Aug-06	Submittals	2
01311	0	23-Aug-06	Construction Schedules	1
01340	0	23-Aug-06	Shop Drawings, Product Data and Samples	4
01400	0	23-Aug-06	Quality Control	3
01500	0	23-Aug-06	Construction Facilities and Protection	4
01550	0	23-Aug-06	Safety Requirements	2
01575	0	23-Aug-06	Environmental Protection	1
01600	0	23-Aug-06	Products and Workmanship	2
01710	0	23-Aug-06	Cleaning	2
01720	0	23-Aug-06	As-Built Records	2
01730	0	23-Aug-06	Operations and Maintenance Data	1
02100	-	23-Aug-06	Excavation and Backfilling	4
02200	-	23-Aug-06	Demolition	2
03100	-	23-Aug-06	Concrete Formwork	4
03200	-	23-Aug-06	Concrete Reinforcement	4
03300	-	23-Aug-06	Cast-in-Place Concrete	4
03400	-	23-Aug-06	Concrete Slab Finishing	2
04100	-	23-Aug-06	Masonry	11
05100	-	23-Aug-06	Structural Steel Framing	5
05200			n/a	
05300	-	23-Aug-06	Metal Deck	5
05400	-	23-Aug-06	Miscellaneous Metal Fabrications	7
06100	-	23-Aug-06	Rough Carpentry	4
06200	-	23-Aug-06	Finish Carpentry	4
07100	-	23-Aug-06	Insulation	6

07200	-	23-Aug-06	Built-up Roofing Sheet Metal	8
07300	-	23-Aug-06	Metal Cladding/Siding	5
07400	-	23-Aug-06	Sealants	3
07500	-	23-Aug-06	Fire Barrier	3
08100			n/a	
08200	-	23-Aug-06	Hollow Metal Doors and Frames	5
08300	-	23-Aug-06	Finish Hardware	4
08400	-	23-Aug-06	Glazing	3
08500	-	23-Aug-06	Roll Up Steel Doors	4
08600	-	23-Aug-06	Horizontal Sliding Doors	5
09100	-	23-Aug-06	Gypsum Board System	8
09200	-	23-Aug-06	Polymer Modified Plaster	5
09300	-	23-Aug-06	Epoxy Flooring	7
09400	-	23-Aug-06	Epoxy Wall & Ceiling Coating	6
09500	-	23-Aug-06	Painting	9
10100	-	23-Aug-06	Gown Rack	1
10200	-	23-Aug-06	Vinyl Grating	2
15000	B	23-Aug-06	Mechanical Specifications Table of Contents	2
15010	B	23-Aug-06	Mechanical General Provisions	21
15050	B	23-Aug-06	Base Building Commissioning	2
15060	B	23-Aug-06	Hangers and Supports	8
15065	B	23-Aug-06	Work Within Existing Buildings	4
15070	B	23-Aug-06	V Belts and Guards	2
15075	B	23-Aug-06	Access Doors	4
15080	B	23-Aug-06	Thermometers and Pressure Gauges	3
15090	B	23-Aug-06	Identification	4
15125	B	23-Aug-06	Electrical Heating Equipment	2
15170	B	23-Aug-06	Motors and Wiring Methods	3
15241	B	23-Aug-06	Vibration Isolation	5
15260	B	23-Aug-06	Thermal Insulation for Piping	8
15270	B	23-Aug-06	Thermal Insulation for Ducting	7
15280	B	23-Aug-06	Thermal Insulation for Mechanical Equipment	5
15412	B	23-Aug-06	Domestic Water Supply Piping – Copper	7
15413	B	23-Aug-06	Storm, Sanitary and Pumped Drainage Piping – Cast Iron, Copper	3
15415	B	23-Aug-06	Drainage & Vent Piping – Plastic	3
15420	B	23-Aug-06	Polypropylene Chemical Resistant Piping	3
15430	B	23-Aug-06	Plumbing Specialties and Accessories	6
15452	B	23-Aug-06	Pumps – Plumbing	4
15501	B	23-Aug-06	Compressed Air Piping	9
15510	B	23-Aug-06	Air Compressor and Dryer – Oil Free	9
15551	B	23-Aug-06	Steel Piping, Valves & Fittings - Gas	4
15704	B	23-Aug-06	Steam and Condensate Valves and Fittings 0-15 psig	7
15705	B	23-Aug-06	Steam and Condensate Valves and Fittings 16-125 pisg	8
15716	B	23-Aug-06	Steam Specialties	6
15770	B	23-Aug-06	Plate Fin Heating Coils	2
15801	B	23-Aug-06	Ductwork – Low Pressure – Metallic	9
15820	B	23-Aug-06	Duct Accessories	3
15825	B	23-Aug-06	Dampers – Balancing	2
15831	B	23-Aug-06	Commercial Fans	6
15832	B	23-Aug-06	Packages Roof Exhausters	3
15842	B	23-Aug-06	Custom Air Handling Units – Natural Gas Heating and D/X Cooling	2
15851	B	23-Aug-06	Louvers, Intakes and Vents	3
15853	B	23-Aug-06	Dampers – Operating	3
15854	B	23-Aug-06	Dampers – Fire	6
15875	B	23-Aug-06	Grilles, Registers & Diffusers	5

15881	B	23-Aug-06	Breeching and Chimneys	3
15950	B	23-Aug-06	Testing, Adjusting & Balancing (TAB)	6
15999	B	23-Aug-06	Table of Contents - Schedules	1
Sch-M125EH-01	0	August, 2006	Electrical Force Flow Heater Schedule	1
Sch-M452P-01	0	August, 2006	Plumbing Pump Schedule	1
Sch-M510AC-04	0	August, 2006	Air Cooled Air Compressor	1
Sch-M510TR-08	0	August, 2006	Receiver Tanks	1
Sch-M551PRS-01	0	August, 2006	Gas Pressure Regulator Schedule	1
Sch-M716CD-01	0	August, 2006	Condensate Tanks Schedule	1
Sch-M716FTK-01	0	August, 2006	Flash Tank Schedule	1
Sch-M716-PRS-01	0	August, 2006	Steam Pressure Reducing Valve Schedule	1
Sch-M770HC-01	0	August, 2006	Hot Water Reheat Coil Schedule	1
Sch-M831EF-01	0	August, 2006	Exhaust Fan Schedule	1
Sch-M875GD-01	0	August, 2006	Grille and Diffuser Schedule	1
16000	A	23-Aug-06	Electrical Specifications Table of Contents	1
16010	A	23-Aug-06	Electrical General Provisions	17
16020	A	23-Aug-06	Operating Maintenance	5
16041	A	23-Aug-06	Minor Demolition of Electrical Work	1
16103	A	23-Aug-06	Backboards	1
16104	A	23-Aug-06	Nameplates	3
16109	A	23-Aug-06	Wiring Methods	2
16111	A	23-Aug-06	Conduits, Conduit Fastenings and Fittings	5
16122	A	23-Aug-06	Wires and Cables Up to 1000 V	4
16131	A	23-Aug-06	Splitters, Junction Boxes, Pull Boxes and Cabinets	2
16132	A	23-Aug-06	Outlet Boxes, Conduit Boxes and Fittings	3
16141	A	23-Aug-06	Wiring Devices	6
16151	A	23-Aug-06	Wire and Box Connectors Up to 1000 V	1
16191	A	23-Aug-06	Fastenings and Supports	2
16440	A	23-Aug-06	Fused and Non-fused Disconnected Switches Up to 1000 V	2
16450	A	23-Aug-06–	Secondary Grounding	3
16462	A	23-Aug-06	K Rated-Dry Type Transformers Up to 600V Primary	4
16471	A	23-Aug-06	Breaker Type Panelboards	4
16472	A	23-Aug-06	Switch and Fuse Type Panelboards	3
16477	A	23-Aug-06	Moulded Case Circuit Breakers	2
16478	A	23-Aug-06	Low Voltage Fuses	2
16479	A	23-Aug-06	System Coordination	2
16481	A	23-Aug-06	Time Switches	1
16482	A	23-Aug-06	Photoelectric Controllers	1
16485	A	23-Aug-06	Contactors	2
16501	A	23-Aug-06	Ballasts	5
16502	A	23-Aug-06	Lamps	2
16503	A	23-Aug-06	Lenses	1
16504	A	23-Aug-06	Luminaire Construction and Installation	2
16536	A	23-Aug-06	Unit Equipment For Emergency Lighting	2
16612	A	23-Aug-06	Transient Voltage Surge Suppression (TVSS System)	4
16811	A	23-Aug-06	Motor Starters Up to 600 V	5
16825	A	23-Aug-06	Control Devices	4
Appendix A	-	23-Aug-06	Breaker Type Panelboards Schedules	2

.10 Drawings specific to the Phase 1 Renovations - Electrical Contract #16-001

No.	Revision	Date	Description
A-1-101	D	23-Aug-06	Site Plan
A-1-201	E	23-Aug-06	Overall Main Level Reference Plan
A-1-202	E	23-Aug-06	Overall Roof Level Reference Plan
A-1-203	E	23-Aug-06	Demolition Main Floor Plan
A-1-204	D	23-Aug-06	Demolition Roof Level Plan
A-1-205	D	23-Aug-06	Main Level Plan / Second Level Platform
A-1-206	D	23-Aug-06	Third Level Platform / Roof Plan

A-1-207	D	23-Aug-06	Main Level, 2nd & 3rd Level Platform – Refl. Ceiling Plans and Details
A-1-301	D	23-Aug-06	Building Elevations
A-1-401	D	23-Aug-06	Building Cross Sections
A-1-402	C	23-Aug-06	Wall Sections & Details
A-1-403	C	23-Aug-06	Stair #1 and #2 Plans, Sections & Details
A-1-501	C	23-Aug-06	Door and Room Schedules
S-1-101	B	23-Aug-06	General Notes
S-1-102	B	23-Aug-06	Typical Details
S-1-103	D	23-Aug-06	Foundation and Slab on Grade Plans
S-1-104	B	23-Aug-06	Second Level and Third Level Platform Framing Plans
S-1-105	D	23-Aug-06	Roof Framing Plan
S-1-106	B	23-Aug-06	Sections and Details
S-1-107	B	23-Aug-06	Framing Sections
S-1-108	B	23-Aug-06	Joist Elevations and Details
M-001	D	23-Aug-06	Mechanical Legend & Drawing List
M-100	D	23-Aug-06	Mechanical Site Plan
M-200	D	23-Aug-06	Plumbing & Drainage Underslab
M-201	D	23-Aug-06	Plumbing & Drainage Main Level
M-202	D	23-Aug-06	Plumbing & Drainage Second Level
M-203	D	23-Aug-06	Plumbing & Drainage Third Level and High Roof
M-401	D	23-Aug-06	HVAC Ductwork Main Level
M-402	D	23-Aug-06	HVAC Ductwork Second Level
M-403	D	23-Aug-06	HVAC Ductwork Third Level
M-404	D	23-Aug-06	HVAC Ductwork High Roof
M-451	D	23-Aug-06	Process Piping Main Level
M-452	D	23-Aug-06	Process Piping Second Level
M-453	D	23-Aug-06	Process Piping Third Level
M-501	C	23-Aug-06	Sections - Ductwork
M-701	D	23-Aug-06	Schematic AHU-1 & AHU-2
M-702	D	23-Aug-06	Schematic Process Drainage
M-703	D	23-Aug-06	Schematic Compressed Air
M-704	D	23-Aug-06	Schematic Plant Steam
M-801	D	23-Aug-06	Details Sheet 1
M-802	D	23-Aug-06	Details Sheet 2
M-803	D	23-Aug-06	Details Sheet 3
M-804	D	23-Aug-06	Details Sheet 4
M-805	D	23-Aug-06	Details Sheet 5
M-806	D	23-Aug-06	Details Sheet 6
M-807	D	23-Aug-06	Details Sheet 7
M-901	D	23-Aug-06	Room Pressurization
SP 1 of 3	-	04-Aug-06	Site Plan and Notes
SP 2 of 3	-	04-Aug-06	Main Level Sprinkler Demolition
SP 3 of 3	-	04-Aug-06	Main Level, Second and Third Level Platform Sprinkler Layout
E001	B	23-Aug-06	Electrical Legend General Notes, Drawing List and Schedules
E100	B	23-Aug-06	Main Level – Demolition
E101	B	23-Aug-06	Overall Main Level – New
E201	B	23-Aug-06	Main and Second Levels Lighting Layouts
E202	B	23-Aug-06	Third and Roof Levels Lighting Layouts
E301	B	23-Aug-06	Main and Second Levels Power Layouts
E302	B	23-Aug-06	Third and Roof Levels Power Layouts

ARTICLE A-4 CONTRACT PRICE

4.1 The *Contract Price*, which excludes *Value Added Taxes*, is:

TWO HUNDRED AND FIFTEEEN THOUSAND dollars and **ZERO** cents.

$ 215,000.00

4.2 *Value Added Taxes (of 6%)* payable by the Owner to the Contractor are:

TWELVE THOUSAND NINE HUNDRED dollars and **ZERO** cents.

$ 12,900.00

4.3 Total amount payable by the *Owner* to the *Contractor* for the construction of the *Work* is:

TWO HUNDRED AND TWENTY SEVEN THOUSAND NINE HUNDRED dollars and **ZERO** cents.

$ 227,900.00

4.4 All amounts are in Canadian funds.

4.5 These amounts shall be subject to adjustments as provided in the *Contract Documents*.

ARTICLE A-5 PAYMENT

5.1 Subject to the provisions of the *Contract Documents*, and in accordance with legislation and statutory regulations respecting holdback percentages and, where such legislation or regulations do not exist or apply, subject to a holdback of **ten** percent (**10 %**), the *Owner* shall in Canadian funds:

.1 make progress payments to the *Contractor* on account of the *Contract Price* when due in the amount certified by the *Consultant* together with such *Value Added Taxes* as may be applicable to such payment, and

.2 upon *Substantial Performance of the Work*, pay to the *Contractor* the unpaid balance of the holdback amount when due together with such *Value Added Taxes* as may be applicable to such payment, and

.3 upon the issuance of the final certificate for payment, pay to the *Contractor* the unpaid balance of the *Contract Price* when due together with such *Value Added Taxes* as may be applicable to such payment.

5.2 In the event of loss or damage occurring where payment becomes due under the property and boiler insurance policies, payments shall be made to the *Contractor* in accordance with the provisions of GC 11.1 - INSURANCE.

5.3 Interest

.1 Should either party fail to make payments as they become due under the terms of the *Contract* or in an award by arbitration or court, interest at **four** percent (**4** %) per annum above the bank rate on such unpaid amounts shall also become due and payable until payment. Such interest shall be compounded on a monthly basis. The bank rate shall be the rate established by the Bank of Canada as the minimum rate at which the Bank of Canada makes short term advances to the chartered banks.

.2 Interest shall apply at the rate and in the manner prescribed by paragraph 5.3.1 of this Article on the amount of any claim settled pursuant to Part 8 of the General Conditions - DISPUTE RESOLUTION from the date the amount would have been due and payable under the *Contract*, had it not been in dispute, until the date it is paid.

ARTICLE A-6 RECEIPT OF AND ADDRESSES FOR NOTICES

6.1 Notices in writing between the parties or between them and the *Consultant* shall be considered to have been received by the addressee on the date of delivery if delivered to the individual, or to a member of the firm, or to an officer of the corporation for whom they are intended by hand or by registered post; or if sent by regular post, to have been delivered within 5 *Working Days* of the date of mailing when addressed as follows:

The *Owner* at	Dextran Products Limited 421 Comstock Road Scarborough, Ontario M1L 2H5 Facsimile: 416-755-0334
The Contractor at	McDowell Electric Inc. 20 Malley Road Scarborough, Ontario M1L 2E2 Facsimile: 416-759-1066
The Consultant at	Sims Moelich Associates Limited 277 Lakeshore Road East, Suite 408 Oakville, Ontario L6J 1H9 Facsimile: 905-849-9734

ARTICLE A-7 LANGUAGE OF THE CONTRACT

7.1 When the *Contract Documents* are prepared in both the English and French languages, it is agreed that in the event of any apparent discrepancy between the English and French versions, the English/~~French~~* language shall prevail.

7.2 This Agreement is drawn in English at the request of the parties hereto. La presente convention est redigee en anglais A la demande des parties.

ARTICLE A-8 SUCCESSION

8.1 The *Contract Documents* are to be read into and form part of this Agreement and the whole shall constitute the *Contract* between the parties, and subject to the law and the provisions of the *Contract Documents* shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, legal representatives, successors, and assigns.

In witness whereof the parties hereto have executed this Agreement and by the hands of their duly authorized representatives.

SIGNED AND DELIVERED
in the presence of:

OWNER

DEXTRAN PRODUCTS LIMITED

DEXTRAN PRODUCTS LIMITED
name of owner

signature

GEORGE USHER, CHAIRMAN
name and title of person signing

signature

name and title of person signing

WITNESS

signature

SHARON WARDLAW
PRESIDENT.
name and title of person signing

CONTRACTOR

MCDOWELL ELECTRIC INC.

name of contractor

signature

David Graham - President
name and title of person signing

signature

name and title of person signing

WITNESS

signature

Rob Martyn
name and title of person signing
General Mgr.

N.B. *Where legal jurisdiction, local practice, or Owner or Contractor requirement calls for:*

(a) proof of authority to execute this document, attach such proof of authority in the form of a certified copy of a resolution naming the representative(s) authorized to sign the Agreement for and on behalf of the corporation or partnership; or

(b) the affixing of a corporate seal, this Agreement should be properly sealed.